Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED

ADDENDUM TO DISTRIBUTOR FRANCHISE AGREEMENT

This First Amendment to Amended and Restated Addendum to Distributor Franchise Agreement (“First Amendment”) is entered into on this 31st day of March 2005, by and between CITGO Petroleum Corporation (“CITGO”) and The Pantry, Inc. (the “Company”).

WHEREAS, CITGO and the Company have entered into a Distributor Franchise Agreement on or about August, 2000 (the “DFA”);

WHEREAS, CITGO and the Company have entered into an Amended and Restated Addendum to that DFA on February 11, 2003, (the “Addendum”); and

WHEREAS, CITGO and the Company desire to change the scope, Adder Fees and other terms and conditions of the Addendum;

NOW, THEREFORE in consideration of the premises and covenants contained herein, it is agreed that Sections 3, 4(ii) and 10 of the Addendum shall be changed as follows:

The following terminals shall be added to the list of terminals in Section 3, for which the pricing formula set forth in Section 4 applies:

“Bainbridge, GA	Biloxi, MS	Birmingham, AL	Chattanooga, TN
Montgomery, AL	Powder Springs, GA	Rome, GA
Nashville, TN	Mobile, AL	Chattahoochee, GA”

Section 4(ii) shall be replaced in its entirety and shall now read:

“(ii) The Adder Fees shall be as follows (in $/gal):

Aggregate Gals. (in million gals/Contract Year)	Branded Gasoline						UnBranded Gasoline		LSD
	RUL		MID		PREM		all grades		all grades
[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

The difference between [***] and the [***] described above is considered the [***] (the “[***]”). Specifically for the purpose of calculating this [***], “[***]” shall mean its [***]. Contract Year shall mean March 1, 2005, through February 28, 2006 and each subsequent twelve month period thereafter.”

Section 10 shall be replaced in its entirety and shall now read:

“The Company shall provide CITGO with 180 day written notification prior to any reduction in supply requirements for terminals that are supplied by water and 90 day written notification for any reduction in supply requirements for terminals supplied by pipeline.

If CITGO sells or assigns the DFA to a third party or undergoes a change of control (acquisition by an entity or affiliated group of fifty-one percent [51%] of the voting stock of CITGO or those entities which control CITGO, directly or indirectly), and such third party or CITGO, either (i) is unable or unwilling to license the CITGO Trademarks to the Company for the remaining term of this Addendum, or (ii) terminates this Addendum, then the Company may, terminate the DFA and this Addendum without having to pay the unamortized portion of IAP, advances and branding costs as described in Section 8 and the unamortized portion for branding expenses as described in Section 6, provided that the Company furnishes CITGO the 180 day written notification required above,”

In addition, the Company shall have the option to continue to purchase CITGO branded product and unbranded product with CITGO under the terms of Section 4, in amounts that are consistent with their average volume lifted per month for the previous three month period, for up to one year beginning on the date that the Company receives notice from CITGO that such third party and CITGO are unable or unwilling to license the CITGO trademarks to the Company or will terminate the DFA.”

The effective date of this First Amendment is March 1, 2005. Other than as amended herein, all other provisions of the Addendum shall remain in full force and effect.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

IN WITNESS WHEREOF, this First Amendment was executed on the date above written.

CITGO PETROLEUM CORPORATION	THE PANTRY, INC.

/s/ Barry Fulde	/s/ Naill Alnatour
(Signature)	(Signature)

Barry Fulde	Naill Alnatour
(Printed Name)	(Printed Name)

General Mgr. Business Analysis & Enhancement	Director Gasoline Marketing
(Title)	(Title)

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